UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2006

DYNAMICS RESEARCH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

000-02479	04-2211809
(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road
Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 475-9090
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
Amendment of a Material Definitive Agreement.
On March 31, 2006, Dynamics Research Corporation (the “Company”) entered into an amendment to its secured financing agreement (the “Facility”) with its bank group (the “Amendment”). The bank group, led by Brown Brothers Harriman & Co. as a lender and as administrative agent (when acting in such capacity, the “Administrative Agent”), also includes KeyBank National Association, TD Banknorth, NA, formerly known as Banknorth, NA, and Bank of America, NA, successor by merger to Fleet National Bank.
Prior to the Amendment, all of the obligations of the Company and its subsidiaries under the Facility were secured by a security interest granted to the Administrative Agent in substantially all of the assets of the Company and its subsidiaries. The terms of the Facility are more fully described in the Second Amended and Restated Loan Agreement, dated September 1, 2004, by and among the Company, all of the subsidiaries of the Company, and the bank group, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 8, 2004, and the related ancillary agreements, filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 to the Company’s Current Report on Form 8-K filed on September 8, 2004, and incorporated herein by reference. Pursuant to the Amendment, the security interest granted to the Administrative Agent has been terminated and all collateral interests granted to the Administrative Agent have been released and discharged. The foregoing summary is subject to, and qualified in its entirety by, the terms of the Second Amendment to Second Amended and Restated Loan Agreement, attached hereto as Exhibit 10.42.
Item 1.02.      Termination of a Material Definitive Agreement.
Pursuant to the Amendment described above in Item 1.01 of this current report, which disclosure is incorporated herein by reference, the following ancillary agreements to the Facility were terminated:
•	Security Agreement among the Administrative Agent and Dynamics Research Corporation, DRC International Corporation, H.J. Ford Associates, Inc., Andrulis Corporation and Impact Innovations Group LLC, dated September 1, 2004;

•	Pledge Agreements by and between the Administrative Agent and each of Dynamics Research Corporation, DRC International Corporation, H.J. Ford Associates, Inc., Andrulis Corporation and Impact Innovations Group LLC, as of September 1, 2004.

•	Patent and Patent Application Security Agreement by Dynamics Research Corporation and the Administrative, dated September 1, 2004.

•	Trademark and Trademark Application Security Agreement by Dynamics Research Corporation and the Administrative, dated September 1, 2004.
The foregoing summary is subject to, and qualified in its entirety by, the terms of the Second Amendment to Second Amended and Restated Loan Agreement, attached hereto as Exhibit 10.42.
     Item 9.01.      Financial Statements and Exhibits.
     (c)      Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

10.42	Second Amendment to Second Amended and Restated Loan Agreement, dated as of March 31, 2006, by and among Dynamics Research Corporation, DRC International Corporation, H.J. Ford Associates, Inc., Brown Brothers Harriman & Co., KeyBank National Association, TD Banknorth, N.A., and Bank of America, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)
Date: April 4, 2006	By:	/s/ David Keleher
David Keleher
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Name

10.42	Second Amendment to Second Amended and Restated Loan Agreement, dated as of March 31, 2006, by and among Dynamics Research Corporation, DRC International Corporation, H.J. Ford Associates, Inc., Brown Brothers Harriman & Co., KeyBank National Association, TD Banknorth, N.A., and Bank of America, N.A.